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                                                                    EXHIBIT 32.2

                        CERTIFICATION OF PERIODIC REPORT

I, David M. Nuti, Chief Financial Officer of Third Wave Technologies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1. the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003, (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 12, 2004


                                                     /s/ David M. Nuti
                                                     --------------------------
                                                     David M. Nuti
                                                     Chief Financial Officer